Potomac Defensive Bull Fund
		Schedule of Investments
	March 31, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

MONEY MARKET FUNDS
1,326,012,068	Goldman Sachs FS Government Fund Institutional - 4.22% * +	$1,326,012,068	99.71%

Total for Money Market Funds (Cost - $1,326,012,068)

Total Investments (Cost - $1,326,012,068)		1,326,012,068	99.71%

Other Assets in Excess of Liabilities		3,793,150	0.29%

Net Assets		$1,329,805,218	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://am.gs.com/en-us/institutions/documents?selectedTab=fundsDocuments
+ The rate shown represents the 7-day yield at March 31, 2025.

1.) AFFILIATED ISSUER TRANSACTIONS

When a Fund holds more than 5% of the outstanding shares of an investment, that investment is consider to be an affiliated investment of the Fund. During the quarter ended March 31, 2025, the Fund had the following transactions with affiliated companies:

	Direxion Daily S&P
	500 3X Bull Shares
Security Name	ETF
Value as of December 31, 2024	$ 407,996,564
Purchases	486,818,588
Sales	(812,418,439)
Change in Unrealized Gain (Loss)	20,369,355
Realized Gain (Loss)	(102,766,068)
Value as of March 31, 2025	$ -

Shares Balance as of March 31, 2025	-
Dividends	$ -
Capital Gain Distributions	$ -

	ProShares UltraPro
Security Name	S&P 500 ETF
Value as of December 31, 2024	$ -
Purchases	439,217,766
Sales	(460,517,356)
Change in Unrealized Gain (Loss)	-
Realized Gain (Loss)	21,299,590
Value as of March 31, 2025	$ -

Shares Balance as of March 31, 2025	-
Dividends	$ -
Capital Gain Distributions	$ -